UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2012

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On December 11, 2012, Cole Real Estate Investments issued a letter to stockholders of Cole Credit Property Trust II, Inc. (the “Company”) and a press release regarding the suspension of the Company’s distribution reinvestment plan (the “DRIP”) and the Company’s share redemption program (the “SRP”). Copies of the letter to stockholders and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01	Other Events
On December 6, 2012, the Board of Directors (the “Board”) of the Company, including all of the Independent Directors, voted to suspend the DRIP and the SRP. Beginning with the distributions previously authorized by the Board for the month of December 2012, which are payable in January 2013, and continuing until such time as the Board may approve the resumption of the DRIP, all distributions authorized by the Board will be paid to the Company’s stockholders in cash.
The Company can provide stockholders with assistance on directing cash distribution payments and answering questions. For IRAs and other qualified accounts, distributions will be paid to the stockholders’ trust company of record. The suspension of the DRIP will not affect the payment of distributions to stockholders who previously received their distributions in cash.
As a result of the suspension of the SRP, all redemption requests received from stockholders during the fourth quarter of 2012 on or before December 6, 2012 and determined by the Company to be in good order on or before December 12, 2012 will be honored in accordance with the terms, conditions and limitations of the SRP; however, the Company will not process or accept any requests for redemption received after December 6, 2012 until such time as the Board may approve resumption of the SRP. The Company expects to make prompt payment for previously submitted and accepted redemption requests.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
Exhibit Number        Description of Exhibit
99.1                Letter to stockholders dated December 11, 2012
99.2                Press release dated December 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2012	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer

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